                               AMENDMENT NO. 2 TO
                         RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT, dated as of May 31, 1996 (herein called this "Amendment"), is by and among RECEIVABLES CAPITAL
                          ---------
CORPORATION, a Delaware corporation (herein called the "Purchaser"), WESTERN GAS
                                                        ---------
RESOURCES, INC., a Delaware corporation (the "Seller"), and Bank of America
                                              ------
National Trust and Savings Association, a national banking association, as Agent for the Purchaser (the "Agent").
                        -----

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Purchaser, the Seller and the Agent have heretofore entered into a certain Receivables Purchase Agreement, dated as of February 28, 1995, as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of July 1, 1995 and as extended by that certain letter agreement dated April 17, 1996 by and among the Purchaser, the Seller and the Agent (collectively, the "Original Purchase Agreement"); and
 ---------------------------

     WHEREAS, the Purchaser, the Seller and the Agent now desire to further amend the Original Purchase Agreement in certain respects, as hereinafter provided,

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser, the Seller and the Agent hereby agree as follows:

     SECTION 1.   Defined Terms.  Terms defined in the Original Purchase
                  -------------
Agreement are used herein with the meanings given them therein, unless otherwise defined or the context otherwise requires.

     SECTION 2.   Amendment to Section 1.05.  Section 1.05 of the Original
                  -------------------------
Purchase Agreement is hereby amended by deleting clause (a) thereof and substituting the following in lieu thereof:

          "(a)    The "Commitment Termination Date" shall be the earlier to
                       ---------------------------
     occur of (i) May 29, 1997 (herein, as the same may be extended, called the "Scheduled Commitment Termination Date"), and (ii) the date of termination
      -------------------------------------
     of the Commitment pursuant to Sections 1.07 or 10.02."
                                   -------------    -----

     SECTION 3.   Amendment to Section 2.04.  Section 2.04 of the Original
                  -------------------------
Purchase Agreement is hereby amended by deleting clause (c) thereof and substituting the following in lieu thereof:

                                                                   Exhibit 10.57

          "(c)  "Special Concentration Limit" (i) as the Seller may from time to
                 ---------------------------
     time designate, either (a) means 5% of the Unpaid Balance of all Receivables of the Investment Grade Obligors (Group A) or (b) means 10% of the Unpaid Balance of all Receivables of the Investment Grade Obligor (Group B) and (ii) for any other Obligor means the amount designated as such by the Agent in a writing delivered to Seller; it being understood and agreed that the Agent, in setting any Special Concentration Limit for any Obligor, shall be entitled to consider, among other things, the credit exposure of the Purchaser and any Program Support Provider to such Obligor arising in connection with this Agreement and other agreements to which Purchaser is a party."

     SECTION 4.   Amendments of Section 7.03.  Section 7.03 of the Original
                  --------------------------
Purchase Agreement is further amended by deleting clause (j) thereof and substituting the following in lieu thereof:

          "(j)    Restricted Payments.  Except for payments by Seller to its
                  -------------------
     stockholders which are permitted under the following sentences of this subsection and do not otherwise violate any provisions of this Agreement and except for dividends paid to Seller by its Subsidiaries or to MIGC, Inc., a Delaware corporation, by MGTC, Inc., a Wyoming corporation, none of the Seller and its Subsidiaries will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership or other interest in it, other than the distribution of common stock pursuant to the conversion or exchange of Preferred Stock, nor will any of Seller and its Subsidiaries directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership interest in any of Seller and its Subsidiaries (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of or partnership interest in any of Seller and its Subsidiaries. Seller may make any of the payments, distributions, capital contributions or purchases described above in this Section 7.03(j) so long
                                                        ---------------
     as (i) no Unmatured Termination Event or Termination Event has occurred and is continuing at the time such dividends are declared and paid and (ii) such repurchases and dividends declared or paid by Seller since December 31, 1995, together with all investments Seller has made in accordance with the provisions of Section 6.2(f)(v) of the Revolving Loan Agreement as in effect on the date hereof, do not, in the aggregate, exceed the sum of (A) $50,000,000; plus (B) fifty percent (50.0%) of Seller's Consolidated
                  ----
     cumulative net income earned after December 31, 1995 if such figure is positive (zero percent, if negative); plus (C) fifty percent (50.0%) of the
                                           ----
     cumulative net proceeds received by Seller and its Subsidiaries at any time after December 31, 1995 from the sale of any equity securities issued by Seller or any of its Subsidiaries. All dividends declared in the fourth fiscal quarter of 1995, payable in 1996 with respect to any class of stock of Seller, shall be permitted and excluded from the preceding calculation."

     SECTION 5.   Amendment of Section 14.05.  Section 14.05 of the Original
                  --------------------------
Purchase Agreement is hereby amended by deleting clause (a) thereof and substituting the following in lieu thereof:

          "(a)   all costs and expenses incurred by the Agent, Purchaser, Bank of America, each Program Support Provider and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing, one collateral audit to have been completed within three months after February 28, 1995 (or such other date as the Agent shall determine) and semi-annual collateral audits of Seller and including the syndication of this Agreement as set forth in that certain letter from the Agent to the Seller dated as of February 28,
     1996) or the enforcement of, or any actual or claimed breach of, this Agreement, the Certificate of Assignments and the other Agreement Documents, including, without limitation (i) the reasonable fees and expenses of counsel (including allocated costs of staff counsel) to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Agreement Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of Seller's books and records either prior to the execution and delivery hereof or pursuant to Section 7.01(c);
                                                               ---------------
     and"

     SECTION 6.   Amendments of Appendix A.  Appendix A to the Original Purchase
                  ------------------------
Agreement is hereby amended by deleting the definition of the term "Redemption Amount" in its entirety. Appendix A to the Original Purchase Agreement is hereby further amended by deleting the definitions of "Change of Control," "Investment Grade Obligor" and "Preferred Stock" and substituting the following in lieu thereof:

          ""Change of Control" means any of the following: (i) the occurrence of
            -----------------
     a Founders Ownership Change; or (ii) Brion G. Wise ceases to be a director of Seller for reasons other than death or disability. For purposes of this definition, a "Founders Ownership Change" shall be deemed to have occurred at any point in time at which a Person or Persons acting in concert (such Person or Persons herein referred to as an "Acquiring Person") obtain legal or beneficial ownership (within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission and now in effect under the Securities Exchange Act of 1934, as amended) of a number of Voting Shares greater than or equal to the Voting Shares owned by the Founders at the time of calculation. For purposes of calculating the number of Voting Shares of any Founder for purposes of this definition, the Voting Shares owned legally or beneficially by such Founder shall be included in the Voting Shares of an Acquiring Person (and excluded from the Voting Shares of the remaining Founders) if such Founder votes his Voting Shares in concert with an Acquiring Person against the remaining Founders in (A) an election for the Board of Directors or (B) the modification of the Seller's certificate of incorporation or by-laws.

          "Investment Grade Obligor (Class A)" means any two Obligors from time
           ----------------------------------
     to time designated by the Seller and not disapproved by the Agent the long term senior debt of which (or of whose Parent Company) is rated BBB or better by Standard & Poor's Corporation or Baa2 or better by Moody's Investors Service, Inc.; provided that the Agent may at any time upon three
     (3) days prior written notice declare any Obligor previously accepted as an Investment Grade Obligor (Class A) not to be an Investment Grade Obligor (Class A).

          "Investment Grade Obligor (Class B)" means any one Obligor from time
           ----------------------------------
     to time designated by the Seller and not disapproved by the Agent the long term senior debt of which (or of whose Parent Company) is rated A or better by Standard & Poor's Corporation or A2 or better by Moody's Investors Service, Inc.; provided that the Agent may at any time upon three (3) days prior written notice declare any Obligor previously accepted as an Investment Grade Obligor (Group B) not to be an Investment Grade Obligor (Group B).

          "Preferred Stock" means all issued and outstanding preferred stock of
           ---------------
     Seller, including but not limited to (i) the 1,400,000 shares of $2.28 Cumulative Preferred Stock of Seller and (ii) 2,760,000 shares of $2.625 Cumulative Convertible Preferred Stock of Seller."

     SECTION 7.   Amendment of Credit and Collection Policy.  Schedule 6.01(p)-2
                  -----------------------------------------
to the Original Purchase Agreement is hereby amended in its entirety to read as Annex I hereto.

     SECTION 8.   Certain Representations and Warranties of Seller.  The Seller
                  ------------------------------------------------
hereby represents and warrants as follows:

          a. The representations and warranties contained in Section 6.01 of the Original Purchase Agreement are correct on and as of the date hereof as though made on and as of the date hereof and shall be deemed to have been made on the date hereof;

          b. No event has occurred and is continuing that constitutes a Termination Event or an Unmatured Termination Event;

          c. Seller (i) has all necessary power, authority and legal right to execute, deliver and perform this Amendment and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Amendment.

          d. This Amendment and the Original Purchase Agreement, as amended hereby, when duly executed and delivered by Purchaser and the Agent, constitute the legal, valid and binding obligations of Seller enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or

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

     other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          e. The consummation of the transaction contemplated by this Amendment and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of Seller, or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Seller is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of Seller's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, or
     (iii) violate any law or any order, rule, or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Seller or any of its properties.

          f. There are no proceedings pending or to the best of Seller's knowledge threatened and to the best of Seller's knowledge there are no investigations pending, or threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality asserting the invalidity of this Amendment or seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under this Amendment or the validity or enforceability of this Amendment.

          g. No authorization or approval or other action by, and no notices to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Seller of this Amendment.

     SECTION 9.   References.  All references to the "Receivables Purchase
                  ----------
Agreement" or to the "Agreement" in the Original Purchase Agreement or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Original Purchase Agreement as amended hereby.

     SECTION 10.  Effectiveness.  This Amendment shall be effective as of the
                  -------------
date hereof; provided, however, that its effectiveness is conditioned upon:  (i)
             --------  -------
Seller having paid to Agent for its own account the renewal fee contemplated by that certain letter from the Agent to the Seller dated as of February 28, 1996;
(ii) the General Counsel for the Seller having delivered an opinion to the Agent in form and substance satisfactory to the Agent; and (iii) receipt by the Agent of duly executed Financing Statement Amendments (Form UCC-3), in form and substance satisfactory to the Agent amending the financing statements delivered pursuant to the Original Purchase Agreement.

     SECTION 11.  GOVERNING LAW; COUNTERPARTS.  THIS AMENDMENT SHALL BE GOVERNED
                  ---------------------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 12.  Ratification. Except as expressly amended hereby, the Original
                  ------------
Purchase Amendment shall remain in full force and effect as heretofore entered into. The parties hereby ratify and confirm the Original Purchase Agreement as hereby amended.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    PURCHASER:
                                    ---------

                                    RECEIVABLES CAPITAL CORPORATION


                                    By:  /S/ George Roller
                                        --------------------------------------

                                    Name:  George Roller
                                          ------------------------------------

                                    Title:
                                           -----------------------------------

                                    SELLER:
                                    ------

                                    WESTERN GAS RESOURCES, INC.


                                    By: /S/ Vance S. Blalock
                                        --------------------------------------
                                    Name: Vance S. Blalock
                                          ------------------------------------
                                    Title: Treasurer
                                           -----------------------------------


                                    AGENT:
                                    -----

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as Agent


                                    By: /S/ Mark A. Wegner
                                        ---------------------------------------
                                    Name: Mark A. Wegner
                                          -------------------------------------
                                    Title: Attorney-in-fact
                                           -----------------------------------

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